The UBS Funds

Prospectus Supplement | March 20, 2023

Includes:

•  UBS Emerging Markets Equity Opportunity Fund

Dear Investor,

The purpose of this supplement is to update the information in the Prospectuses, dated October 28, 2022, for UBS Emerging Markets Equity Opportunity Fund (the "Fund"), a series of The UBS Funds, as follows:

Effective March 31, 2023, the information relating to the Fund contained in the first paragraph under the heading "Disclosure of portfolio holdings" in the Fund's prospectuses is deleted and replaced by the following:

The UBS Emerging Markets Equity Opportunity Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html, the 20 largest equity portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, and the Fund's top/bottom 10 contributors to performance, each as of the most recent calendar-quarter end, 20 business days after the end of the calendar quarter.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1216